UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2006

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RS GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in its charter)

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FLORIDA	0-50046	65-1082128
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 YORKLAND BLVD., SUITE 200, TORONTO, ON, CANADA M2J 5C1

(Address of Principal Executive Office) (Zip Code)

(416) 391-4223

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 17th, 2006, Albert Testa and Michael Hillhouse resigned from the board of directors of RS Group of Companies, Inc., expressing their need to devote greater time to the growth of their respective businesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RS GROUP OF COMPANIES, INC.

By:	/s/ KENNETH MIN
Kenneth Min President

Date:  May 26, 2006

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